EXHIBIT 31.1

    Certifications Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002


I, Stanley L. Schloz, President of BestNet Communications Corp. (the "Company"), certify that:

(1) I have reviewed this Quarterly Report on Form 10-QSB of the Company for the quarterly period ended November 30, 2006 (the "Report");

(2) Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report;

(3) Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition and results of operations of the Company as of, and for, the periods represented in the Report;

(4)  The  Company's  other  certifying   officers  and  I  are  responsible  for
     establishing and maintaining "disclosure controls and procedures" (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the Company and we have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others with these entities, particularly during the period in which this Report is being prepared;

     (b) Evaluated the effectiveness of the Company's disclosure controls and procedures and presented in this Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Report based on such evaluation; and

     (c) Disclosed in this Report any change in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter (i.e., the quarter ended November 30, 2006) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

(5) The Company's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

Dated:   January 19, 2007


                                            By:  /s/  Stanley L. Schloz
                                               --------------------------------
                                                      Stanley L. Schloz
                                                      President